PRO FORMA FINANCIAL INFORMATION


The following unaudited pro forma financial statements give effect to the acquisition of HH Communications, Inc., being accounted for using the pooling of interests method of accounting. To acquire HH Communications, Inc., Glasgal issued 1,500,000 shares of its common stock. Immediately following the acquisition Glasgal Communications, Inc. has 16,341,162 shares of common stock issued and outstanding.

The following pro forma financial statements are included:

o        Balance sheet at July 31, 1996
o        Balance sheet at April 30, 1996
o        Statement of operations for the three months ended July 31,1996
o        Statement of operations for the year ended April 30, 1996
o        Statement of operations for the year ended April 30, 1995
o        Statement of operations for the four month period ended April 30, 1994
o        Statement of operations for the year ended December 31, 1993

This fiscal year end of Glasgal Communications, Inc. was December 31, until May 2, 1994, at which time the year end was changed to April 30. The fiscal year end of HH Communications is December 31. The pro forma statements of operations for the years ended April 30, 1996 and 1995 noted below include the statement of operations of HH Communications, Inc. for the twelve months ended April 30, 1996 and 1995. The pro forma statement of operations for the period ended April 30, 1994, includes the results of HH Communications, Inc. for the four months ended April 30, 1994.

                           GLASGAL COMMUNICATIONS INC.
                      PRO FORMA CONSOLIDATED BALANCE SHEET
                          FOR YEAR ENDED JULY 31, 1996

                                                                                   GLASGAL             HH               PRO-FORMA
                                                                               COMMUNICATIONS,    COMMUNICATIONS,        COMBINED
                                                                                     INC.              INC.             STATEMENT
                                                                               ---------------    ---------------      -------------
ASSETS
-----------------------------------------------------------
CURRENT ASSETS:
    Cash and cash equivalents                                                  $   (155,930)       $    185,387        $     29,457
    Account receivable, net                                                       7,544,996           1,595,794        $  9,140,790
    Inventory                                                                     2,520,816             146,712        $  2,667,528
    Prepaid expenses and other current assets                                       723,603             191,210        $    914,813
                                                                               ------------        ------------        ------------

               Total current assets                                              10,633,485           2,119,103        $ 12,752,588

PROPERTY AND EQUIPMENT, NET                                                       3,604,280              78,952        $  3,683,232

GOODWILL                                                                          1,866,967                --          $  1,866,967

OTHER ASSETS                                                                        181,084               5,000        $    186,084
                                                                               ------------        ------------        ------------

               Total assets                                                    $ 16,285,816        $  2,203,055        $ 18,488,871
                                                                               ============        ============        ============

LIABILITIES AND SHAREHOLDERS'
EQUITY (DEFICIT)
                                                                                                                       ------------
CURRENT LIABILITIES:

    Short-term borrowings                                                      $  2,527,866        $    168,797        $  2,696,663
    Current portion of long term
       obligations                                                                  128,655              37,921             166,576
    Accounts payable                                                              4,529,529             877,240           5,406,769
    Accrued liabilities                                                           1,350,701             224,300           1,575,001
    Deferred income                                                                 414,390              81,386             495,776
    Other current liabilities
                                                                               ------------        ------------        ------------
               Total current liabilities                                          8,951,142           1,389,644          10,340,786
                                                                               ------------        ------------        ------------

LONG-TERM OBLIGATIONS                                                                10,014             978,821             988,835
                                                                               ------------        ------------        ------------

COMMITMENTS AND CONTINGENCIES

SHAREHOLDERS' EQUITY (DEFICIT)

    Preferred stock                                                                    --                  --                  --
    Common stock                                                                     16,574               1,050              17,624
    Additional paid-in capital                                                   11,970,987                --            11,970,987
    Accumulated deficit                                                          (4,534,699)           (166,460)         (4,701,159)
    Cumulative translation adjustment                                              (128,201)               --              (128,201)
                                                                               ------------        ------------        ------------
               Total shareholders' equity (deficit)                               7,324,662            (165,410)          7,159,252
                                                                               ------------        ------------        ------------
               Total liabilities and shareholders' equity
                  (deficit)                                                    $ 16,285,816        $  2,203,055        $ 18,488,871
                                                                               ============        ============        ============

                           GLASGAL COMMUNICATIONS INC.
                      PRO FORMA CONSOLIDATED BALANCE SHEET
                          FOR YEAR ENDED APRIL 30, 1996

                                                                                   GLASGAL             HH               PRO-FORMA
                                                                               COMMUNICATIONS,    COMMUNICATIONS,        COMBINED
                                                                                     INC.              INC.             STATEMENT
                                                                               ---------------    ---------------      -------------
ASSETS
------------------------------------------------------
CURRENT ASSETS:
    Cash and cash equivalents                                                  $    579,087        $    185,387        $    764,474
    Account receivable, net                                                       6,505,947           1,595,794           8,101,741
    Inventory                                                                     2,655,452             146,712           2,802,164
    Prepaid expenses and other current assets                                       739,665             191,210             930,875
                                                                               ------------        ------------        ------------

              Total current assets                                               10,480,151           2,119,103          12,599,254

PROPERTY AND EQUIPMENT, NET                                                       3,629,554              78,952           3,708,506

GOODWILL                                                                          1,866,967                --             1,866,967

OTHER ASSETS                                                                        274,810               5,000             279,810
                                                                               ------------        ------------        ------------

              Total assets                                                     $ 16,251,482        $  2,203,055        $ 18,454,537
                                                                               ============        ============        ============

LIABILITIES AND SHAREHOLDERS'
EQUITY (DEFICIT)
                                                                                                                       ------------
CURRENT LIABILITIES:

    Short-term borrowings                                                      $  1,915,467        $    168,797        $  2,084,264
    Current portion of long term
       obligations                                                                   93,332              37,921             131,253
    Accounts payable                                                              4,804,234             877,240           5,681,474
    Accrued liabilities                                                             574,454             224,300             798,754
    Deferred income                                                                 620,734              81,386             702,120
    Other current liabilities                                                         1,643                --                 1,643
                                                                               ------------        ------------        ------------
              Total current liabilities                                           8,009,864           1,389,644           9,399,508
                                                                               ------------        ------------        ------------

LONG-TERM OBLIGATIONS                                                             1,088,370             978,821           2,067,191
                                                                               ------------        ------------        ------------

COMMITMENTS AND CONTINGENCIES

SHAREHOLDERS' EQUITY (DEFICIT)

    Preferred stock                                                                    --                  --                  --
    Common stock                                                                     14,841               1,050              15,891
    Additional paid-in capital                                                   11,693,354                --            11,693,354
    Accumulated deficit                                                          (4,434,817)           (166,460)         (4,601,277)
    Cumulative translation adjustment                                              (120,130)                               (120,130)
                                                                               ------------        ------------        ------------
              Total shareholders' equity (deficit)                                7,153,248            (165,410)          6,987,838
                                                                               ------------        ------------        ------------
              Total liabilities and shareholders' equity
                 (deficit)                                                     $ 16,251,482        $  2,203,055        $ 18,454,537
                                                                               ============        ============        ============


                           GLASGAL COMMUNICATIONS INC.
                        PRO FORMA STATEMENT OF OPERATIONS
                      FOR THREE MONTHS ENDED JULY 31, 1996

                                                                               GLASGAL             HH               PRO-FORMA
                                                                           COMMUNICATIONS,    COMMUNICATIONS,        COMBINED
                                                                                 INC.              INC.             STATEMENT
                                                                           ---------------    ---------------      -------------
NET SALES
             Equipment                                                     $  7,960,684         $  3,057,037        $ 11,017,721
             Services                                                         1,832,173              260,250           2,092,423
                                                                           ------------         ------------        ------------
                                                                              9,792,857            3,317,287          13,110,144
                                                                           ------------         ------------        ------------

COSTS AND EXPENSES
             Cost of Sales
                  Equipment                                                   6,025,146            1,817,265           7,842,411
                  Services                                                      889,347              248,429           1,137,776
                                                                           ------------         ------------        ------------
                                                                              6,914,493            2,065,694           8,980,187

             Selling, general and administrative
               expenses                                                       3,119,916              621,846           3,741,762
                                                                           ------------         ------------        ------------

                  Total costs and expenses                                   10,034,409            2,687,540          12,721,949
                                                                           ------------         ------------        ------------

OPERATING INCOME (LOSS)                                                        (241,552)             629,747             388,195

INTEREST EXPENSE (OTHER)                                                         93,517               36,282             129,799
                                                                           ------------         ------------        ------------

             Income before provision (benefit) for
               income taxes                                                    (335,069)             593,465             258,396

INCOME TAX PROVISION (BENEFIT)                                                     --                201,778             201,778
                                                                           ------------         ------------        ------------

                  Net income (loss)                                        $   (335,069)        $    391,687        $     56,618
                                                                           ============         ============        ============


EARNINGS (LOSS) PER SHARE:

             Loss per share                                                $      (0.02)                            $       0.00
                                                                           ============                             ============

             Weighted average common and
             common stock equivalent shares                                  13,867,559                               19,365,113(a)
                                                                           ============                             ============

(a) Includes the 1,500,000 shares issued to acquire HH Communications, Inc., for the entire period. Amount also includes all common stock equivalents such as options and warrants, that were excluded from the Glasgal only cloumn as their inclusion would have been antidilutive.

                          GLASGAL COMMUNICATIONS, INC.
                        PRO FORMA STATEMENT OF OPERATIONS
                          FOR YEAR ENDED APRIL 30, 1996

                                                                                 GLASGAL              HH               PRO-FORMA
                                                                             COMMUNICATIONS,     COMMUNICATIONS,        COMBINED
                                                                                   INC.              INC.              STATEMENT
                                                                             ---------------     ---------------      -------------
NET SALES
        Equipment                                                            $ 34,763,949         $  6,109,075         $ 40,873,024
        Services                                                                7,016,872              198,701            7,215,573
                                                                             ------------         ------------         ------------
                                                                               41,780,821            6,307,776           48,088,597
                                                                             ------------         ------------         ------------

COSTS AND EXPENSES
        Cost of Sales
             Equipment                                                         26,608,877            4,396,398           31,005,275
             Services                                                           4,044,360               30,623            4,074,983
                                                                             ------------         ------------         ------------
                                                                               30,653,237            4,427,021           35,080,258

        Selling, general and administrative
          expenses                                                             11,327,190            2,183,982           13,511,172
                                                                             ------------         ------------         ------------

             Total costs and expenses                                          41,980,427            6,611,003           48,591,430
                                                                             ------------         ------------         ------------

OPERATING INCOME (LOSS)                                                          (199,606)            (303,227)            (502,833)

INTEREST EXPENSE                                                                  757,485               73,114              830,599
                                                                             ------------         ------------         ------------

        Income (loss) before provision (benefit) for
          income taxes and extraordinary item                                    (957,091)            (376,341)          (1,333,432)

INCOME TAX PROVISION (BENEFIT)                                                       --                (87,754)             (87,754)
                                                                             ------------         ------------         ------------

        Income (loss) before extraordinary item                                  (957,091)            (288,587)          (1,245,678)

EXTRAORDINARY ITEM                                                               (223,066)                --               (223,066)
                                                                             ------------         ------------         ------------

             Net income (loss)                                               $ (1,180,157)        $   (288,587)        $ (1,468,744)
                                                                             ============         ============         ============

EARNINGS (LOSS) PER SHARE:

        Loss per share                                                       $      (0.07)                             $      (0.09)
        Extraordinary item                                                   $      (0.02)                             $      (0.02)
                                                                             ------------                              ------------
        Net Loss                                                             $      (0.09)                             $      (0.11)
                                                                             ============                              ============

        Weighted average common and
        common stock equivalent shares                                         12,853,747                                14,353,747
                                                                             ============                              ============

                          GLASGAL COMMUNICATIONS, INC.
                        PRO FORMA STATEMENT OF OPERATIONS
                        FOR THE YEAR ENDED APRIL 30, 1995

                                                                              GLASGAL                HH                  PRO-FORMA
                                                                          COMMUNICATIONS,       COMMUNICATIONS,          COMBINED
                                                                                INC.                INC.                 STATEMENT
                                                                          ---------------      ---------------         -------------
NET SALES
        Equipment                                                         $ 30,185,389         $  3,088,518(a)         $ 33,273,907
        Services                                                             4,975,909                6,798               4,982,707
                                                                          ------------         ------------            ------------
                                                                            35,161,298            3,095,316              38,256,614
                                                                          ------------         ------------            ------------

COSTS AND EXPENSES
        Cost of Sales
             Equipment                                                      21,205,812            1,745,158              22,950,970
             Services                                                        3,428,335                 --                 3,428,335
                                                                          ------------         ------------            ------------
                                                                            24,634,147            1,745,158              26,379,305

        Selling, general and administrative
          expenses                                                          11,725,597            1,374,095              13,099,692
                                                                          ------------         ------------            ------------

             Total costs and expenses                                       36,359,744            3,119,253              39,478,997
                                                                          ------------         ------------            ------------

OPERATING INCOME (LOSS)                                                     (1,198,446)             (23,937)             (1,222,383)

INTEREST EXPENSE (OTHER)                                                      (476,096)             (25,926)               (502,022)
                                                                          ------------         ------------            ------------

        Income before provision (benefit) for
          income taxes                                                      (1,674,542)             (49,863)             (1,724,405)

INCOME TAX PROVISION (BENEFIT)                                                 (31,753)              42,656                  10,903
                                                                          ------------         ------------            ------------

             Net income (loss)                                            $ (1,642,789)        $    (92,519)           $ (1,735,308)
                                                                          ============         ============            ============

EARNINGS (LOSS) PER SHARE:

        Loss per share                                                    $      (0.15)                                $      (0.14)
                                                                          ============                                 ============

        Weighted average common and
        common stock equivalent shares                                      10,681,237                                   12,181,237
                                                                          ============                                 ============

(a) Net sales of HH Communications, Inc. includes commission revenue without an associated cost of sale of $830,000.

                          GLASGAL COMMUNICATIONS, INC.
                        PRO FORMA STATEMENT OF OPERATIONS
                    FOR THE FOUR MONTHS ENDED APRIL 30, 1994

                                                                              GLASGAL                HH                  PRO-FORMA
                                                                          COMMUNICATIONS,       COMMUNICATIONS,          COMBINED
                                                                                INC.                INC.                 STATEMENT
                                                                          ---------------      ---------------         -------------
NET SALES
        Equipment                                                         $  9,359,921         $    519,554(a)         $  9,879,475
        Services                                                             1,794,639                 --                 1,794,639
                                                                          ------------         ------------            ------------
                                                                            11,154,560              519,554              11,674,114
                                                                          ------------         ------------            ------------

COSTS AND EXPENSES
        Cost of Sales
             Equipment                                                       7,332,807               27,415               7,360,222
             Services                                                        1,190,551                 --                 1,190,551
                                                                          ------------         ------------            ------------
                                                                             8,523,358               27,415               8,550,773

        Selling, general and administrative
          expenses                                                           4,640,727              326,554               4,967,281
                                                                          ------------         ------------            ------------

             Total costs and expenses                                       13,164,085              353,969              13,518,054
                                                                          ------------         ------------            ------------

OPERATING INCOME (LOSS)                                                     (2,009,525)             165,585              (1,843,940)

INTEREST EXPENSE                                                              (136,053)              (9,379)               (145,432)
                                                                          ------------         ------------            ------------

        Income (loss) before provision (benefit) for
          income taxes                                                      (2,145,578)             156,206              (1,989,372)

INCOME TAX PROVISION (BENEFIT)                                                    --                   --                      --
                                                                          ------------         ------------            ------------

             Net income (loss)                                            $ (2,145,578)        $    156,206            $ (1,989,372)
                                                                          ============         ============            ============


(a) Net sales of HH Communications, Inc. includes $404,000 of commission revenue which has no associated cost of sale.

                          GLASGAL COMMUNICATIONS, INC.
                        PRO FORMA STATEMENT OF OPERATIONS
                      FOR THE YEAR ENDED DECEMBER 31, 1993

                                                                              GLASGAL                HH                  PRO-FORMA
                                                                          COMMUNICATIONS,       COMMUNICATIONS,          COMBINED
                                                                                INC.                INC.                 STATEMENT
                                                                          ---------------      ---------------         -------------
NET SALES
        Equipment                                                         $ 31,384,734         $    897,295(a)         $ 32,282,029
        Services                                                             5,006,440                 --                 5,006,440
                                                                          ------------         ------------            ------------
                                                                            36,391,174              897,295              37,288,469
                                                                          ------------         ------------            ------------

COSTS AND EXPENSES
        Cost of Sales
             Equipment                                                      22,646,846                 --                22,646,846
             Services                                                        2,772,184                 --                 2,772,184
                                                                          ------------         ------------            ------------
                                                                            25,419,030                 --                25,419,030

        Selling, general and administrative
          expenses                                                          10,422,509              807,012              11,229,521
                                                                          ------------         ------------            ------------

             Total costs and expenses                                       35,841,539              807,012              36,648,551
                                                                          ------------         ------------            ------------

OPERATING INCOME (LOSS)                                                        549,635               90,283                 639,918

INTEREST EXPENSE                                                              (490,596)             (31,020)               (521,616)
                                                                          ------------         ------------            ------------

        Income before provision (benefit) for
          income taxes                                                          59,039               59,263                 118,302

INCOME TAX PROVISION (BENEFIT)                                                 206,372               15,400                 221,772
                                                                          ------------         ------------            ------------

             Net income (loss)                                            $   (147,333)        $     43,863            $   (103,470)
                                                                          ============         ============            ============

(a) Net sales for HH Communications, Inc. represent commission revenue with no associated cost of sale.